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                                                                      Exhibit 99

            CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Form 10-K of Federated Department Stores, Inc. (the "Company") for the fiscal year ended February 1, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), of the undersigned officers of the Company certifies, that, to such officer's knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.



                                           /s/ Terry J. Lundgren
                                           -------------------------------------
                                           Name:    Terry J. Lundgren
                                           Title:   Chief Executive Officer

                                           /s/ Karen M. Hoguet
                                           -------------------------------------
                                           Name:    Karen M. Hoguet
                                           Title:   Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Federated Department Stores, Inc. and will be retained by Federated Department Stores, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.